Exhibit 10.1
EXECUTION VERSION

FIRST AMENDMENT dated as of May 4, 2016 (this “Amendment”), to the CREDIT AGREEMENT dated as of July 6, 2015 (the “Credit Agreement”), among THE KRAFT HEINZ COMPANY, a Delaware corporation (“Kraft Heinz”); KRAFT HEINZ FOODS COMPANY, a Pennsylvania corporation (the “Parent Borrower”), as a borrower and a guarantor; the banks, financial institutions and other institutional lenders party thereto (the “Lenders”); the Issuing Banks (as defined in the Credit Agreement) party thereto; JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”); and J.P. MORGAN EUROPE LIMITED, as London agent for the Lenders (in such capacity, the “London Agent”).
WHEREAS, Kraft Heinz, the Parent Borrower, the Lenders, the Issuing Banks, the Administrative Agent and the London Agent are parties to the certain Credit Agreement (capitalized terms used and not otherwise defined herein, including in these recitals, having the meanings set forth in the Credit Agreement as amended hereby);
WHEREAS, Kraft Heinz and the Parent Borrower desire to extend the Revolving Maturity Date in accordance with Section 2.10 of the Credit Agreement, and in connection with such extension have requested that certain notice periods set forth in Section 2.10 be modified;
WHEREAS, Kraft Heinz, the Parent Borrower, the Lenders party hereto (constituting at least the Required Lenders), the Issuing Banks party hereto and the Administrative Agent desire to amend certain other provisions of the Credit Agreement as set forth herein;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.01.    One-Time Modification of Section 2.10. Solely for purposes of the request for an extension of the Revolving Maturity Date previously submitted by the Parent Borrower on April 18, 2016, (a) the references to “30 days” and “45 days” in Section 2.10(b)(i) of the Credit Agreement shall be deemed to be a references to 75 days and 80 days, respectively, and (b) the reference to “20 days prior to the Extension Date” in Section 2.10(b)(ii) of the Credit Agreement shall be replaced with “14 days following the date on which the Parent Borrower provides written notice to the Administrative Agent pursuant to Section 2.10(b)(i), or such longer period as the Parent Borrower and the Administrative Agent may agree.”
SECTION 1.02.    Further Amendment to Section 2.10. The references in Section 2.10(b)(iii) of the Credit Agreement to Sections 3.04(a) and 3.04(b) shall be deleted and references to Sections 3.03(a) and 3.03(b) shall be inserted in their place.
SECTION 1.03.    Amendments to Section 1.01.

(a)    The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended by inserting in clause (e) thereof immediately following the words “bankruptcy or insolvency proceeding” each time they appear the words “or a Bail-In Action”.
(b)    The definition of “Alternative Currency” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Alternative Currency” means any lawful currency (other than US Dollars) that is readily available and freely transferable and convertible into US Dollars; provided, that (a) when used in reference to any request for the issuance of a Letter of Credit, the term shall exclude any currency that has been rejected by the applicable Issuing Bank in accordance with Section 2.21(b) and (b) when used in reference to any Floating Rate Bid Advance, the term shall exclude any currency for which a LIBO Rate cannot be determined in accordance with the provisions of this Agreement.
(c)    The definition of “Floating Rate Bid Advance” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Floating Rate Bid Advance” means a Competitive Bid Advance bearing interest at a rate of interest quoted as a margin over (a) in the case of Competitive Bid Advances denominated in US Dollars or Sterling, or in any Alternative Currency other than Euro, Sterling or Canadian Dollars, the LIBO Rate, (b) in the case of Competitive Bid Advances denominated in Euro, the EURIBO Rate or (c) in the case of Competitive Bid Advances denominated in Canadian Dollars, the CDO Rate, in each case as specified in the relevant Notice of Competitive Bid Borrowing.
(d)    The definition of “LIBO Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“LIBO Rate” means, with respect to any LIBO Rate Advance or any Floating Rate Bid Advance denominated in US Dollars or Sterling or, in the case of a Floating Rate Bid Advance, in an Alternative Currency other than Euro, Sterling or Canadian Dollars, for any Interest Period, the applicable Screen Rate as of the Specified Time on the Quotation Day.
(e)    The definition of “Local Time” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Local Time” means (a) with respect to an Advance or Borrowing denominated in US Dollars, any Letter of Credit or an Advance or Borrowing at the Canadian Prime Rate, New York City time, (b) with respect to an Advance or Borrowing denominated in Euro, Frankfurt time and (c) with respect to an Advance or Borrowing denominated in Sterling or an Advance or Borrowing at the CDO Rate, or an Advance in any Alternative Currency other than Euro, Sterling or Canadian Dollars, London time.

(f)    The definition of “Minimum Shareholders’ Equity” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Minimum Shareholders’ Equity” means total shareholders’ equity of not less than $35,000,000,000.
(g)    The definition of “Quotation Day” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Quotation Day” means (a) with respect to US Dollars or any Alternative Currency other than Euro, Sterling or Canadian Dollars for any Interest Period, two Business Days prior to the first day of such Interest Period, (b) with respect to Sterling or Canadian Dollars for any Interest Period, the first day of such Interest Period and (c) with respect to Euro for any Interest Period, the day two TARGET Days before the first day of such Interest Period, in each case unless market practice differs in the Relevant Interbank Market for any currency, in which case the Quotation Day for such currency shall be determined by the Administrative Agent in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one day, the Quotation Day shall be the last of those days).
(h)    The following new definitions are inserted in Section 1.01 of the Credit Agreement in their proper alphabetical positions:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of such EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country

(including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
SECTION 1.04.    Amendments to Section 2.07.
(a)    Section 2.07(a) of the Credit Agreement is hereby amended by inserting immediately after the words “Canadian Dollars” the phrase “, or in any other Alternative Currency,”.
(b)    Each of Section 2.07(b), Section 2.07(c) and Section 2.07(d) of the Credit Agreement is hereby amended by inserting immediately after the words “Canadian Dollars” the phrase “or in any other Alternative Currency”.
SECTION 1.05.    Amendment to Section 2.21. Section 2.21(b) of the Credit Agreement is hereby amended by deleting “US$150,000,000” and inserting in its place “US$300,000,000”.
SECTION 1.06.    Amendment to Article IX. Article IX of the Credit Agreement is hereby amended by adding the following new Section 9.18:
“SECTION 9.18. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in this Agreement or in any related agreement, arrangement or understanding among the parties hereto (collectively, the “Credit Documents”), each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
SECTION 1.07.    Amendment to Schedule I. The tables in Schedule I to the Credit Agreement setting forth (a) the Revolving Lenders and their Revolving Commitments and (b) the Issuing Banks and their Letter of Credit Commitments are replaced with the tables set forth in Exhibit A hereto.
SECTION 1.08.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Kraft Heinz and the Parent Borrower represent and warrant that, on and as of the Effective Date (as defined below):
(a)    This Amendment has been duly authorized, executed and delivered by Kraft Heinz and the Parent Borrower and this Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of Kraft Heinz and the Parent Borrower, enforceable against Kraft Heinz and the Parent Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    The representations and warranties contained in Section 4.01 of the Credit Agreement are correct in all material respects on and as of the date hereof, before and after giving effect to the amendments set forth herein, as though made on and as of such date; provided that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” or by similar language shall be true and correct in all respects on such date.
(c)    On the date hereof, no Default or Event of Default has occurred and is continuing.
SECTION 1.09.    Effectiveness. The amendments set forth in Sections 1.01 through 1.07 shall become effective on the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:
(a)    The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of Kraft

Heinz, the Parent Borrower, each Issuing Bank, the Administrative Agent and Lenders constituting the Required Lenders.
(b)    The Administrative Agent shall have received all fees and other amounts due and payable in connection with this Amendment and, to the extent invoiced, reimbursement or payment of all reasonable out‑of‑pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by Kraft Heinz and the Parent Borrower under the Credit Agreement.
SECTION 1.10.    Counterparts; Effectiveness; Entirety.
(a)    This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.
(b)    Except as expressly set forth herein, all the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments contained herein shall not constitute a waiver, amendment or modification of any provision of the Credit Agreement except as expressly set forth herein.
(c)    On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.
(d)    This Amendment constitutes the entire contract among the parties relating to the subject matter hereof.
SECTION 1.11.    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 1.12.    Governing Law; Miscellaneous.
(a)    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)    The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.
THE KRAFT HEINZ COMPANY,
by

/s/ Paulo Basilio
Name: Paulo Basilio
Title: Chief Financial Officer

KRAFT HEINZ FOODS COMPANY,
by

/s/ James Liu
Name: James Liu
Title: Treasurer

[Signature Page to First Amendment]

JPMORGAN CHASE BANK N.A.,
individually and as Administrative Agent
by

/s/ Tony Yung
Name: Tony Yung
Title: Executive Director

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT

Name of Lender:     BARCLAYS BANK PLC

by
/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT
Name of Lender: CITIBANK, N.A.

by
/s/ Lisa Huang
Name: Lisa Huang
Title: Vice President

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT
Name of Lender: GOLDMAN SACHS BANK USA

By
/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT

Wells Fargo Bank, N.A.

by
/s/ Beth Rue
Name: Beth Rue
Title: Director

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT

Name of Lender: Morgan Stanley Bank, N.A.

by
/s/ Michael King
Name: Michael King
Title: Authorized Signatory

For any Lender requiring a second signature line:

by

Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT
Name of Lender: Bank of America, N.A.

by
/s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Director

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT
Name of Lender: BNP Paribas

by
/s/ Mike Shyrock
Name: Mike Shyrock
Title: Managing Director

For any Lender requiring a second signature line:

by
/s/ Emma Petersen
Name: Emma Petersen
Title: Vice President

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT
Name of Lender: CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By
/s/ Kaye EA
Name: Kaye EA
Title: Managing Director

For any Lender requiring a second signature line:

By
/s/ Gordon YIP
Name: Gordon YIP
Title: Director

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT
Name of Lender: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by
/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: AUTHORIZED SIGNATORY

For any Lender requiring a second signature line:

by
/s/ Juerg Unterlerchner
Name: Juerg Unterlerchner
Title: AUTHORIZED SIGNATORY

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT
DEUTSCHE BANK AG NEW YORK BRANCH,

by
/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

by
/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT
Name of Lender: HSBC Bank USA, National Association

by
/s/ Jason Fuqua
Name: Jason Fuqua
Title: Vice President

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT

Name of Lender: MIZUHO BANK, LTD.

/s/ David Lim
Name: David Lim
Title: Authorized Signatory

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT

ROYAL BANK OF CANADA,

by
/s/ Simone G. Vinocour McKeever
Name: Simone G. Vinocour McKeever
Title: Authorized Signatory

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT
Name of Lender: BANCO SANTANDER, S.A.

by
/s/ Federico Robin
Name: Federico Robin
Title: Executive Director

For any Lender requiring a second signature line:

by
/s/ Paloma Garca Castro
Name: Paloma Garca Castro
Title: Associate

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION

By:
/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT
Name of Lender: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by
/s/ Harumi Kambara
Name: Harumi Kambara
Title: Authorized Signatory

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT

Intesa Sanpaolo S.p.A. – New York Branch

by
/s/ Jordan Schweon
Name: Jordan Schweon
Title: Global Relationship Manager

by
/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: F.V.P. & Head of Credit

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT
COÖPERATIEVE RABOBANK U.A.,
NEW YORK BRANCH (formerly known
as COÖPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK
B.A., “RABOBANK NEDERLAND”,
NEW YORK BRANCH)

by
/s/ Anne Greven
Name: Anne Greven
Title: Managing Director

by
/s/ Olivia Leong
Name: Olivia Leong
Title: Vice President

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT
Name of Lender: Standard Charted Bank

By
/s/ Steven Aloupis
Name: Steven Aloupis A2388
Title: Managing Director Loan Syndications

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT
COBANK, ACB,

by	/s/ Ian Higgins
Name: Ian Higgins
Title: Vice President

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT

Name of Voting Participant: Farm Credit Services of America, FLCA

by
/s/ Steven L. Moore
Name: Steven L. Moore
Title: Vice President

For any Voting Participant requiring a second signature line:

by

Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT

Name of Voting Participant: AGFirst Farm Credit Bank

by
/s/ Neda K. Beal
Name: Neda K. Beal
Title: Vice President

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT

Name of Voting Participant: Farm Credit Bank of Texas

by
/s/ Ria Estrada
Name: Ria Estrada
Title: Manager

For any Voting Participant requiring a second signature line:

by

Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT

Name of Voting Participant: United FCS, FLCA d/b/a FCS Commercial Finance Group

By
/s/ Lisa Caswell
Name: Lisa Caswell
Title: Vice President

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT

Name of Voting Participant:	Farm Credit Mid-America, FLCA, f/k/a Farm Credit Services of Mid-America, FLCA

by
/s/ Ralph M. Bowman
Name: Ralph M. Bowman
Title: Vice President

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT

Name of Voting Participant: AgStar Financial Services, PCA

by
/s/ Graham J. Dee
Name: Graham J. Dee
Title: VP Capital Markets

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT

Name of Voting Participant: 1st Farm Credit Services, FLCA

by
/s/ Corey J. Waldinger
Name: Corey J. Waldinger
Title: Vice President, Capital Market Group

For any Voting Participant requiring a second signature line:

by

Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT

Name of Voting Participant:	FARM CREDIT WEST, FLCA

By:
/s/ Ben Madonna
Name: Ben Madonna
Title: Vice President

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT

Name of Voting Participant: American AgCredit, FLCA

by
/s/ Kyle Lucas
Name: Kyle Lucas
Title: VP – Relationship Manager

For any Voting Participant requiring a second signature line:

by

Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT

Name of Voting Participant: Badgerland Financial, FLCA

by
/s/ Kenneth H. Rue
Name: Kenneth H. Rue
Title: Vice President – Capital Markets

For any Voting Participant requiring a second signature line:

by

Name:
Title:

[Signature Page to First Amendment]

SIGNATURE PAGE TO FIRST AMENDMENT
TO KRAFT HEINZ CREDIT AGREEMENT

Name of Voting Participant: Farm Credit of New Mexico, FCLA, a wholly owned subsidiary of Farm Credit of New Mexico, ACA by
/s/ Clarissa Shiver
Name: Clarissa Shiver
Title: Vice President

[Signature Page to First Amendment]